Pacific Green Technologies Inc.

PUT OPTION AGREEMENT IN FAVOUR OF INTRAWEST OVERSEAS LIMITED

PacificGreen
technologies

make the difference

Technologies · Marketing · Licensing

DATED <u>27TH MAY</u>, 2014

(1) Pacific Green Technologies Inc.

(2) Intrawest Overseas Limited

PUT OPTION AGREEMENT

-RELATING TO-

SHARES IN PACIFIC GREEN TECHNOLOGIES INC.

THIS AGREEMENT is made the 27th day of May, 2014

AMONG:

(1) **Pacific Green Technologies Inc.**, a company incorporated in Delaware, USA, with registered address situated at 5205 Prospect Road, San Jose, California, USA (the "**Company**");

(2) **Intrawest Overseas Limited** with an address at PO Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "**Optionee**").

WHEREAS:

* (A) The Optionee on this date is lending the Company USD$~~250,000~~ 200,000 (NJC) (the "**Loan**"); and

(B) it is a precondition of the Optionee's Loan that the Company grant to the Optionee right to cause the Company convert the Loan into new shares in the Company, during the period, at the price and on the terms hereinafter provided.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. The Shares. The Optionee hereby agrees to extinguish its loan and all accrued and unpaid interest and the Company agrees to issue to the Optionee new shares in the capital of the Company on the terms set out in this Agreement.

2. Grant of Put Option. (a) The Company hereby grants to the Optionee an option (the "**Option**") to require the Company to issue new Shares subject to this Agreement at a purchase price (the "**Option Price**") calculated as the value of the Loan including any unpaid or accrued interest.

The Option must be exercised, if at all, during the period commencing six months from the date of this Agreement and ending on the first anniversary of the date of this Agreement (the "**Option Period**"). The Option Price payable upon any exercise of the Option will be satisfied by the issuance to the Optionee of the number of shares of the Company's Common Stock (the "**Company Common Stock**") determined in accordance with subparagraph (b) below.

(b) In the event that the Option is exercised, the number of shares so issuable to the Optionee shall equal the result (rounded to the nearest whole number of shares) of (i) the aggregate Option Price payable with respect to such exercise, divided by (ii) a 25% discount to the average offer price of the Company Common Stock on the OTCQB Market System (or such market where the Company Common Stock may be traded in the future) during the 45 consecutive business days on which such exchange is open for trading, ending with the business day preceding the date of delivery of the written notice of exercise pursuant to paragraph 3 below.

3. Exercise of Option. The Optionee may exercise the Option, in whole or in part, at any time or from time to time during the Option Period, by delivering to the Company written notice of exercise. The closing of the Option (the "**Closing**") will occur within 15 days following the delivery of such notice of exercise. At the Closing (i) the Optionee will confirm to the Company that the Loan is extinguished in full, and (ii) the Company will delivery to the Optionee a certificate, registered in the name of the Optionee, representing the number of shares of Company Common Stock determined pursuant to paragraph 1 above.

4. Representations of the Optionee. The Optionee represents and warrants to the Company

* changes from 250,000 to 200,000 inserted by NJC : Neil Carmichael further to discussions on 6 June 2014 [signature]

as follows:

(a) The Optionee has full power, authority and capacity to execute and deliver this Agreement, and this Agreement is the valid and binding obligation of the Optionee, enforceable according to its terms.

(b) Upon any exercise of the Option, it will acquire the Company Common Stock hereunder for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof; it understands that the Company Common Stock will not have been registered under the Securities Act of 1933, as amended (the "**Securities Act**"), by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, and accordingly the Company Common Stock must be held indefinitely unless a subsequent disposition thereof is (i) registered under the Securities Act or (ii) exempt from such registration. The Company Common Stock will bear a legend indicating its restricted status and the Company will make a notation on its transfer books to such effect. The Optionee further understands that the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Company Common Stock in limited amounts under certain conditions.

(c) the Optionee agrees and acknowledges that the issuance of the Company Common Stock have not been registered under the Securities Act or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as that term is defined in Regulation S under the Securities Act), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.

(d) The Optionee acknowledges and agrees that any Company Common Stock issued by the Company under this Agreement are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Optionee agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. The Optionee hereby acknowledges that all certificates representing the Company Common Stock issued pursuant to this Agreement will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Company Common Stock will be issued to the Optionee pursuant to an exemption from the registration requirements of the Securities Act:

> **"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").**
>
> **NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION**

STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement. Further, the Optionee shall not be entitled to any Company Common Stock under this Agreement unless the Optionee has completed Schedule "A" attached hereto and Schedule "A" has remained true and correct as of the date of issuance of such Company Common Stock.

5. Representations of Company. The Company represents and warrants to Optionee as follows:

(a) the Company has full power, authority and capacity to issue the Company Common Stock upon exercise of the Option in accordance with the terms and provisions of this Agreement and to execute and deliver this Agreement, and this Agreement is the valid and binding obligation of Company, enforceable according to its terms;

(b) the Company Common Stock issuable upon exercise of the Option has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. Upon such issuance, Optionee shall acquire good and marketable title to such shares of Company Common Stock, free and clear of any claim, lien, option, charge or encumbrance of any nature whatsoever other than restrictions on transfer under applicable state and federal securities laws; and

(c) the Company is, and for so long as the Option granted hereunder remains outstanding will continue to be, in compliance with the reporting requirements of Rule 144 of the Securities and Exchange Commission, the Securities Act and the Securities Exchange Act of 1934, as amended.

6. Miscellaneous. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalization and similar changes affecting the capital stock of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall be construed in accordance with the laws of the State of Delaware. This Agreement may be executed in any number of counterparts each of which shall constitute one and the same instrument.

IN WITNESS THEREOF, the parties have executed this Agreement as of the date first above written.

Execution Page

IN WITNESS WHEREOF this Agreement has been duly executed as a deed the day and year first above written

EXECUTED AS A DEED
by the above-named
Pacific Green Technologies Inc.
and signed ~~by a Director~~

Director
NEIL CARMICHAEL

Witness MARY WHITMORE

Signature

Name
MARY WHITMORE

Address
THE CLUBHOUSE, 11-14 GRAFTON ST
LONDON W1S 4EW

Occupation
CLUB MANAGER

EXECUTED AS A DEED
by the above-named

For and on behalf of
INTRAWEST OVERSEAS LTD

For and on behalf of
EAST RISE LIMITED
振東有限公司

Intrawest Overseas Limited

Authorised Signature(s)

Director

Witness

Signature

Name

Address

Occupation

SCHEDULE "A"

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the acquisition of common stock (the **"Pubco Shares"**) of **PACIFIC GREEN TECHNOLOGIES INC.** (**"Pubco"**), a Delaware corporation, to the undersigned, pursuant to attached agreement dated 27th May, 2014 (the "**Agreement**") Pubco and **Intrawest Overseas Limited** ("**Lender**"), the undersigned **Lender** hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("**U.S. Securities Act**") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Pubco Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. **Lender** understands and agrees that offers and sales of any of the Pubco Shares prior to the expiration of a period of one year after the date of original transfer of the Pubco Shares (the one year period hereinafter referred to as the "**Distribution Compliance Period**") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. **Lender** understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. **Lender** is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Shares in the United States or to U.S. Persons;

6. **Lender** has not acquired the Pubco Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Shares; provided, however, that **Lender** may sell or otherwise dispose of the Pubco Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. Pubco and Pubco have not undertaken, and will have no obligation, to register any of the Pubco Shares under the U.S. Securities Act;

9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of **Lender** contained in the Agreement and this Certificate, and **Lender** will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by **Lender** not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

12. the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13. the undersigned:

(a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "**International Jurisdiction**") which would apply to the acquisition of the Pubco Shares;

(b) the undersigned is acquiring the Pubco Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Pubco Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c) the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Shares; and

(d) the acquisition of the Pubco Shares by the undersigned does not trigger:

(i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii) any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

the undersigned will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Pubco, acting reasonably;

14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15. the undersigned is not aware of any advertisement of any of the Pubco Shares and is not acquiring the Pubco Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16. no person has made to the undersigned any written or oral representations:

(a) that any person will resell or repurchase any of the Pubco Shares;

(b) that any person will refund the purchase price of any of the Pubco Shares;

(c) as to the future price or value of any of the Pubco Shares; or

(d) that any of the Pubco Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

17. none of the Pubco Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Shares;

19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

20. the Pubco Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration

under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22. the undersigned understands and agrees that the Pubco Shares will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

For and on behalf of
INTRAWEST OVERSEAS LTD

For and on behalf of
EAST RISE LIMITED
振東有限公司

Signature ______________________ Date: 3 June, 2014

Intrawest Overseas Limited
Print Name ______________________
Authorised Signature(s)

Director
Title (if applicable)

____
Address